Significant Accounting Policies (Policies)	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Accounting Policies [Abstract]
Use of Estimates

a.	Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates, judgments and assumptions. The Company’s management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, the Company’s management evaluates estimates, including those related to inventories, fair values of share-based awards and warrants, contingent liabilities, provision for warranty, allowance for doubtful account and sales return reserve. Such estimates are based on historical experience and on various other assumptions that are believed to be reasonable, the results of which form the basis for making judgments about the carrying values of assets and liabilities.

Financial Statements in U.S. Dollars

b.	Financial Statements in U.S. Dollars:

Most of the revenues and costs of the Company are denominated in United States dollars (“dollars”). Some of the Company’s and its subsidiaries’ revenues and costs are incurred in Euros and New Israeli Shekels (“NIS”), however, the selling prices are linked to the Company’s price list which is determined in dollars, the budget is managed in dollars, financing activities including loans and cash investments, are made in U.S. dollars and the Company’s management believes that the dollar is the primary currency of the economic environment in which the Company and each of its subsidiaries operate. Thus, the dollar is the Company’s and its subsidiaries’ functional and reporting currency.

Accordingly, transactions denominated in currencies other than the functional currency are re-measured to the functional currency in accordance with Accounting Standards Codification (“ASC”) No. 830, “Foreign Currency Matters” at the exchange rate at the date of the transaction or the average exchange rate in the relevant reporting period. At the end of each reporting period, financial assets and liabilities are re-measured to the functional currency using exchange rates in effect at the balance sheet date. Non-financial assets and liabilities are re-measured at historical exchange rates. Gains and losses related to re-measurement are recorded as financial income (expense) in the consolidated statements of operations as appropriate.

Principles of Consolidation

c.	Principles of Consolidation:

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, RRI and RRG. All intercompany transactions and balances have been eliminated upon consolidation.

Cash Equivalents
d.	Cash Equivalents:
Cash equivalents are short-term highly liquid investments that are readily convertible to cash with original maturities of three months or less, at the date acquired.
Inventories

e.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory reserves are provided to cover risks arising from slow-moving items or technological obsolescence.

The Company periodically evaluates the quantities on hand relative to historical, current and projected sales volume. Based on this evaluation, an impairment charge is recorded when required to write-down inventory to its market value.

Cost is determined as follows:

Finished products - on the basis of raw materials and manufacturing costs on an average basis.

The Company regularly evaluates the ability to realize the value of inventory based on a combination of factors, including historical usage rates and forecasted sales according to outstanding backlogs. Purchasing requirements and alternative usage are explored within these processes to mitigate inventory exposure. When recorded, the reserves are intended to reduce the carrying value of inventory to its net realizable value. In the years ended December 31, 2018, 2017 and 2016, the Company wrote off inventory in the amount of $562 thousand, $131 thousand and $237 thousand, respectively. If actual demand for the Company’s products deteriorates, or market conditions are less favorable than those projected, additional inventory reserves may be required.

Related parties transactions and balances

f.	Related parties transactions and balances:

The Company has a related party shareholder named Yaskawa Electric Corporation (“YEC”).

In September 2013 the Company entered into a share purchase agreement and a strategic alliance with YEC, pursuant to which YEC has agreed to distribute the Company’s products, in addition to providing sales, marketing, service and training functions, in Japan, China (including Hong-Kong and Macau), Taiwan, South Korea, Singapore and Thailand.

As of December 31, 2018 and 2017 the related party receivable were 0% of trade receivable, net, in both years. Revenues from YEC during the years ended December 31, 2018, 2017 and 2016 amounted to $13 thousand, $0 and $295 thousand, respectively.

Property and Equipment

g.	Property and Equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets at the following annual rates:

%
Computer equipment	20-33 (mainly 33)
Office furniture and equipment	6 - 10 (mainly 10)
Machinery and laboratory equipment	15
Field service units	50
Leasehold improvements	Over the shorter of the lease term or estimated useful life

Impairment of Long-Lived Assets

h.	Impairment of Long-Lived Assets:

The Company’s long-lived assets are reviewed for impairment in accordance with ASC No. 360, “Property, Plant and Equipment” whenever events or changes in circumstances indicate that the carrying amount of an asset (or asset group) may not be recoverable. Recoverability of assets (or asset group) to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. During the years ended December 31, 2018, 2017 and 2016, no impairment losses have been recorded.

Restricted cash and Other long term assets
i.	Restricted cash and Other long term assets:

Other long term assets include long-term prepaid expenses and restricted cash deposits for offices and cars leasing based upon the term of the remaining restrictions.

Revenue Recognition
a.	Revenue Recognition

The Company generates revenues from sales of products. The Company sells its products directly to end customers and through distributors. The Company sells its products to private individuals (who finance the purchases by themselves, through fundraising or reimbursement coverage from insurance companies), rehabilitation facilities and distributors.

Disaggregation of Revenues

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Units placed	$1,104	$1,544	$3,350	$4,744
Spare parts and warranties	130	73	342	222
Total Revenues	$1,234	$1,617	$3,692	$4,966

Units placed

We currently offer three products: ReWalk Personal, ReWalk Rehabilitation units for Spinal Cord Injury ("SCI Products") and ReStore soft suit exoskeleton for rehabilitation of individuals suffering from stroke. SCI Products are currently designed for everyday use by paraplegic individuals at home and in their communities, and is custom fitted for each user, as well as for use by paraplegia patients in the clinical rehabilitation environment, where it provides individuals access to valuable exercise and therapy. The ReStore is a powered, lightweight soft exo-suit intended for use in the rehabilitation of individuals with lower limb disability due to stroke in the clinical rehabilitation environment.

Units placed includes revenue from sales of SCI Products and ReStore.

We also offer a rent-to-purchase model in which we recognize revenue according to the agreed rental monthly fee. For units placed, we transfer control and recognize a sale when title has passed to our customer and rental revenue is recognized ratably according to the agreed rental monthly fee. Each unit placed is considered an independent, unbundled performance obligation.

Spare parts and warranties

Spare parts are sold to private individuals, rehabilitation facilities and distributors. For spare part sales, we transfer control and recognize a sale when title has passed to our customer. Each part sold is considered an independent, unbundled performance obligation.

Warranties are classified as either assurance type or service type warranty. A warranty is considered an assurance type warranty if it provides the consumer with assurance that the product will function as intended for a limited period of time.

In the beginning of 2018, we updated our service policy for SCI Products to include a five-year warranty compared to a period of two years that were included in the past for parts and services. The first two years are considered as assurance type warranty and the additional period is considered an extended service arrangement, which is a service type warranty. An assurance type warranty is not accounted for as separate performance obligations under the revenue model. A service type warranty is either sold with a unit or separately for units for which the warranty has expired. Revenue is then recognized ratably over the life of the warranty.

The ReStore device is offered with two-year warranty which are considered as assurance type warranty.

Contract balances

	September 30,	December 31,
	2019	2018
Trade receivable, net (1)	$572	$758
Deferred revenues (1) (2)	$848	$668

(1)	Balance presented net of unrecognized revenues that were not yet collected.

(2)	$223 thousand of December 31, 2018 deferred revenues balance were recognized as revenues during the nine months ended September 30, 2019.

Revenue expected to be recognized in any future year related to remaining performance obligations, excluding revenue pertaining to contracts that have an original expected duration of one year or less, contracts where revenue is recognized as invoiced and contracts with variable consideration related to undelivered performance obligations, is not material.

The Company's unfilled performance obligations as of September 30, 2019 and the estimated revenue expected to be recognized in the future related to the service type warranty amounts to $893 thousand, which is fulfilled over one to five years.

j.	Revenue Recognition:

The Company generates revenues from sales of products. The Company sells its products directly to end customers and through distributors. The Company sells its products to private individuals (who finance the purchases by themselves, through fundraising or reimbursement coverage from insurance companies), rehabilitation facilities and distributors.

On January 1, 2018, we adopted Topic 606 using the modified retrospective method for contracts that were not completed as of January 1, 2018. Under the modified retrospective method, we recognized the cumulative effect of initially applying the new revenue standard as an adjustment to the opening balance of retained earnings. This adjustment did not have a material impact on our consolidated financial statements. Results for reporting periods beginning after January 1, 2018 are presented under Topic 606, while prior period amounts are not adjusted and continue to be reported in accordance with our historic accounting under Revenue Recognition (“Topic 605”).

The adoption of Topic 606 represents a change in accounting principle that will provide financial statement readers with enhanced revenue recognition disclosures. In accordance with Topic 606, revenue is recognized when obligations under the terms of a contract with our customer are satisfied; generally this occurs with the transfer of control of our products or services. Revenue is measured as the amount of consideration to which we expect to be entitled in exchange for transferring products or providing services. To achieve this core principle, the Company applies the following five steps:

1.	Identify the contract with a customer

A contract with a customer exists when (i) the Company enters into a written agreement with a customer that defines each party’s rights regarding the products or services to be transferred and identifies the payment terms related to these products or services, (ii) both parties to the contract are committed to perform their respective obligations, (iii) the contract has commercial substance, and (iv) the Company determines that collection of substantially all consideration for products or services that are transferred is probable based on the customer’s intent and ability to pay the promised consideration. The Company applies judgment in determining the customer’s ability and intention to pay, which is based on a variety of factors including the customer’s payment history or, in the case of a new customer, published credit and financial information pertaining to the customer.

2.	Identify the performance obligations in the contract

Performance obligations promised in a contract are identified based on the products or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the product or service either on its own or together with other resources that are readily available from the Company, and are distinct in the context of the contract, whereby the transfer of the products or services is separately identifiable from other promises in the contract.

3.	Determine the transaction price

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring products or services to the customer. To the extent the transaction price is variable, revenue is recognized at an amount equal the consideration to which the Company expects to be entitled. This estimate includes customer sales incentives which are accounted for as a reduction to revenue and estimated using either the expected value method or the most likely amount method, depending on the nature of the program.

As a result of the Company’s adoption of this standard, the majority of the amounts that were historically classified as bad debt expense, primarily related to self-payers customers, are now considered an implicit price concession in determining net revenue. Accordingly, the Company recognized uncollectible balances associated with self-payers customers as a reduction of the transaction price and therefore as a reduction in net revenues when historically these amounts were classified as bad debt expense within general and administrative expenses.

Shipping and handling costs charged to customers are included in net sales. Determining the transaction price requires significant judgment, which is discussed by revenue category in further detail below.

In practice, we do not offer extended payment terms beyond one year to customers. As such, we do not adjust our consideration for financing arrangements.

4.	Allocate the transaction price to performance obligations in the contract

If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis unless a portion of the variable consideration related to the contract is allocated entirely to a performance obligation. The Company determines standalone selling price based on the price at which the performance obligation is sold separately.

5.	Recognize revenue when or as the Company satisfies a performance obligation

The Company generally satisfies performance obligations at a point in time, once the customer has obtained the legal title to the items purchased or service provided.

For systems sold to rehabilitation facilities, the Company includes training and considers the elements in the arrangement to be a single performance obligation. In accordance with ASC 606, the Company has concluded that the training is essential to the functionality of the Company’s systems. Therefore the Company recognizes revenue for the system and training only after delivery in accordance with the agreement delivery terms to the customer and after the training has been completed.

For sales of Personal systems to end users, and for sales of Personal or Rehabilitation systems to third party distributors, the Company does not provide training to the end user as this training is completed by the Rehabilitation centers or by the distributor that have previously completed the ReWalk Training program. Therefore the Company recognizes revenue in such sales upon delivery.

Revenue is recognized based on the transaction price at the time the related performance obligation is satisfied by transferring a promised product or service to a customer.

The Company generally does not grant a right of return for its products. There have been a few occasions in which the Company experienced a return of its products. Therefore, the Company records reductions to revenue for expected future product returns based on the Company’s historical experience.

Disaggregation of Revenues

	Year Ended December 31,
	2018	2017 (1)	2016 (1)
Units placed	6,237	7,490	5,670
Spare parts and warranties	308	263	199
Total Revenues	6,545	7,753	5,869

(1)	As noted above, prior period amounts have not been adjusted under the modified retrospective method.

Units placed

We currently offer two products: ReWalk Personal and ReWalk Rehabilitation. ReWalk Personal is currently designed for everyday use by paraplegic individuals at home and in their communities, and is custom fitted for each user. ReWalk Rehabilitation is currently designed for use by paraplegia patients in the clinical rehabilitation environment, where it provides individuals access to valuable exercise and therapy. It also enables individuals to evaluate their capacity for using ReWalk Personal in the future.

Units placed includes revenue from sales of a ReWalk Personal or ReWalk Rehabilitation. We also offer a Rent-to-Purchase model in which we recognize revenue ratably according to the agreed rental monthly fee. For units placed, we transfer control and recognize a sale when title has passed to our customer and rental revenue ratably according to the agreed rental monthly fee. Each unit placed is considered an independent, unbundled performance obligation.

Spare parts and warranties

Spare parts are sold to private individuals, rehabilitation facilities and distributors. For spare part sales, we transfer control and recognize a sale when title has passed to our customer. Each part sold is considered an independent, unbundled performance obligation.

Warranties are classified as either assurance type or service type warranty. A warranty is considered an assurance type warranty if it provides the consumer with assurance that the product will function as intended for a limited period of time.

In the beginning of 2018, we updated our service policy to include a five-year warranty compared to a period of two years that were included in the past for parts and services. The first two years are considered as assurance type warranty and the additional period is considered an extended service arrangement, which is a service type warranty. An assurance type warranty is not accounted for as separate performance obligations under the revenue model. A service type warranty is either sold with a unit or separately for units for which the warranty has expired. Revenue is then recognized ratably over the life of the warranty.

Contract balances

	December 31,	December 31,
	2018	2017
Trade receivable, net	$758	$1,103
Short and Long term deferred revenues (1)	$668	$384

(1)	$135 thousand of December 31, 2017 deferred revenues balance were recognized as revenues during the year ended December 31, 2018.

In addition to the above revenue recognition timing impacts, ASC 606 requires incremental contract acquisition costs (such as sales commissions) for customer contracts to be capitalized and amortized on a systematic basis that is consistent with the transfer to the customer of the goods or services to which the assets relates. Previously, these costs were expensed as incurred.

Typical timing of payment

The timing of satisfaction of our performance obligations does not significantly vary from the typical timing of payment. Typical payment terms are based on payment terms as established in our contracts. For some contracts we may be entitled to receive an advance payment.

Transaction price allocated to remaining performance obligations for the year ended December 31, 2018, revenue recognized from performance obligations related to prior periods was not material.

Revenue expected to be recognized in any future year related to remaining performance obligations, excluding revenue pertaining to contracts that have an original expected duration of one year or less, contracts where revenue is recognized as invoiced and contracts with variable consideration related to undelivered performance obligations, is not material.

The Company’s unfilled performance obligations as of December 31, 2018 and the estimated revenue expected to be recognized in the future related to the service type warranty amounts to $676 thousand, which is fulfilled over one to five years.

Accounting for Share-Based Compensation

k.	Accounting for Share-Based Compensation:

The Company accounts for share-based compensation in accordance with ASC No. 718, “Compensation-Stock Compensation” (“ASC No. 718”). ASC No. 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an Option-Pricing Model (“OPM”). The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company’s consolidated statements of operations.

The Company recognizes compensation expenses for the value of its awards granted based on the straight-line method over the requisite service period of each of the awards.

Effective as of January 1, 2017, the Company adopted Accounting Standards Update 2016-09, “Compensation-Stock Compensation (Topic 718)” (“ASU 2016-09”) on a modified, retrospective basis. ASU 2016-09 permits entities to make an accounting policy election related to how forfeitures will impact the recognition of compensation cost for stock-based compensation: to estimate the total number of awards for which the requisite service period will not be rendered or to account for forfeitures as they occur. Upon adoption of ASU 2016-09, the Company elected to change its accounting policy to account for forfeitures as they occur. The change was applied on a modified, retrospective basis with a cumulative-effect adjustment to retained earnings of $11 thousand (which increased the accumulated deficit) as of January 1, 2017.

ASU 2016-09 also eliminates the requirement that excess tax benefits be realized as a reduction in current taxes payable before the associated tax benefit can be recognized as an increase in paid in capital. The implementation resulted with no cumulative-effect adjustment to retained earnings as of January 1, 2017.

Additionally, ASU 2016-09 addresses the presentation of excess tax benefits and employee taxes paid on the statement of cash flows. The Company is now required to present excess tax benefits as an operating activity on the statement of cash flows rather than as a financing activity. The Company adopted this change prospectively.

The Company selected the Black-Scholes-Merton option pricing model as the most appropriate fair value method for its share-option awards. The option-pricing model requires a number of assumptions, of which the most significant are the fair market value of the underlying ordinary share, expected share price volatility and the expected option term. Expected volatility was calculated based upon certain peer companies that the Company considered to be comparable. The expected option term represents the period of time that options granted are expected to be outstanding. The expected option term is determined based on the simplified method in accordance with Staff Accounting Bulletin No. 110, as adequate historical experience is not available to provide a reasonable estimate. The simplified method will continue to apply until enough historical experience is available to provide a reasonable estimate of the expected term. The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Company has historically not paid dividends and has no foreseeable plans to pay dividends.

Following the IPO in September 2014, the fair value of ordinary shares is observable as they are publicly traded.

The fair value of Restricted Stock Units (RSUs) granted is determined based on the price of the Company’s ordinary shares on the date of grant.

The fair value for options granted in 2018, 2017 and 2016 is estimated at the date of grant using a Black-Scholes-Merton option pricing model with the following assumptions:

	December 31,
	2018	2017	2016
Expected volatility	57% - 61%	55% - 59%	53% - 60%
Risk-free rate	2.74% - 2.83%	1.78% - 2.07%	1.16% - 1.60%
Dividend yield	—%	—%	—%
Expected term (in years)	6.11	5.31 - 6.11	5.31 - 6.11
Share price	$1.02 - $1.15	$1.30 - $2.00	$6.80 - $11.88

The Company accounts for options granted to consultants and other service providers under ASC No. 718 and ASC No. 505, “Equity-based payments to non-employees.” The fair value of these options was estimated using a Black-Scholes-Merton option-pricing model. The non-cash compensation expenses related to non-employees for the years ended December 31, 2018, 2017 amounted to $90 thousand and $45 thousand respectively, in 2016 the non-cash compensation expenses related to non-employees were immaterial.

The non-cash compensation expenses related to employees and non- employees for the years ended December 31, 2018, 2017 and 2016 amounted to $2,766 thousand, $3,654 thousand and $3,398 thousand respectively.

Research and Development Costs

l.	Research and Development Costs:

Research and development costs are charged to the consolidated statement of operations as incurred and are presented net of the amount of any grants the company receive for research and development in the period in which the grant was received.

Income Taxes

m.	Income Taxes

The Company accounts for income taxes in accordance with ASC No. 740, “Income Taxes” (“ASC No. 740”), using the liability method whereby deferred tax assets and liability account balances are determined based on the differences between financial reporting and the tax basis for assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to the amounts that are more likely-than-not to be realized.

ASC No. 740 contains a two-step approach to recognizing and measuring a liability for uncertain tax positions. The first step is to evaluate the tax position taken or expected to be taken in a tax return by determining if the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the tax position will be sustained on audit, including resolution of any related appeals or litigation processes. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. The Company accrues interest and penalties related to unrecognized tax benefits in its taxes on income. As of December 31, 2018 and 2017, the Company did not identify any significant uncertain tax positions.

Warranty provision

d.	Warranty provision

The Company provided a two-year standard warranty for its SCI Products. In the beginning of 2018, we updated our service policy for new SCI Products sold to include a five-year warranty. ReStore service policy includes two-year warranty. The Company determined that the first two years of warranty is an assurance-type warranty and records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company's warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.

US Dollars in thousands
Balance at December 31, 2018	$304
Provision	142
Usage	(201)
Balance at September 30, 2019	$245

n.	Warranty:

The Company provides a two-year standard warranty for its products. The Company records a provision for the estimated cost to repair or replace products under warranty at the time of sale. Factors that affect the Company’s warranty reserve include the number of units sold, historical and anticipated rates of warranty repairs and the cost per repair.

US Dollars in thousands
Balance at December 31, 2017	$488
Provision	185
Usage	(369)
Balance at December 31, 2018	$304

Concentrations of Credit Risks

c.	Concentrations of Credit Risks:

Concentration of credit risk with respect to trade receivable is primarily limited to a customer to which the Company makes substantial sales.

	September 30,		December 31,
	2019		2018
Customer A	19%		*	)
Customer B	18%		*	)
Customer C	18%		*	)
Customer D	16%		*	)
Customer E	14%		*	)
Customer F	*	)	28%
Customer G	*	)	15%
Customer H	*	)	14%
Customer I	*	)	13%
Customer J	*	)	12%

*)	Less than 10%

The Company's trade receivables are geographically diversified and derived primarily from sales to customers in various countries, mainly in the United States and Europe. Concentration of credit risk with respect to trade receivables is limited by credit limits, ongoing credit evaluation and account monitoring procedures. The Company performs ongoing credit evaluations of its distributors based upon a specific review of all significant outstanding invoices. The Company writes off receivables when they are deemed uncollectible and having exhausted all collection efforts. As of September 30, 2019 and December 31, 2018 trade receivables are presented net of allowance for doubtful accounts in the amount of $31 thousand and $32 thousand, respectively, and net of sales return reserve of $86 thousand and $105 thousand as of September 30, 2019 and December 31, 2018, respectively.

o.	Concentrations of Credit Risks:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash, cash equivalents and trade receivables.

The Company’s cash and cash equivalents are deposited in major banks in Israel, the United States and Germany. Such deposits in the United States may be in excess of insured limits and are not insured in other jurisdictions. The Company maintains cash and cash equivalents with diverse financial institutions and monitors the amount of credit exposure to each financial institution.

Concentration of credit risk with respect to trade receivable is primarily limited to a customer to which the Company makes substantial sales.

	December 31,
	2018	2017
Customer A	* )	14%
Customer B	* )	17%
Customer C	* )	10%
Customer D	28%	*	)
Customer E	15%	*	)
Customer F	14%	*	)
Customer G	13%	*	)
Customer H	12%	*	)

*)	Less than 10%

The Company’s trade receivables are geographically diversified and derived primarily from sales to customers in various countries, mainly in the United States and Europe. Concentration of credit risk with respect to trade receivables is limited by credit limits, ongoing credit evaluation and account monitoring procedures. The Company performs ongoing credit evaluations of its distributors based upon a specific review of all significant outstanding invoices. The Company writes off receivables when they are deemed uncollectible and having exhausted all collection efforts. As of December 31, 2018 and 2017 trade receivables are presented net of $32 thousand and $125 thousand allowance for doubtful accounts, respectively, and net of sales return reserve of $105 thousand.

Accrued Severance Pay

p.	Accrued Severance Pay:

Pursuant to Israel’s Severance Pay Law, Israeli employees are entitled to severance pay equal to one month’s salary for each year of employment, or a portion thereof. All of the employees of the RRL elected to be included under section 14 of the Severance Pay Law, 1963 (“section 14”). According to this section, these employees are entitled only to monthly deposits, at a rate of 8.33% of their monthly salary, made in their name with insurance companies. Payments in accordance with section 14 release the Company from any future severance payments (under the above Israeli Severance Pay Law) in respect of those employees; therefore, related assets and liabilities are not presented in the balance sheet.

Total Company expenses related to severance pay amounted to $169 thousand, $185 thousand and $226 thousand for the years ended December 31, 2018, 2017 and 2016, respectively.

Fair Value Measurements

q.	Fair Value Measurements:

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company uses a three-tier fair value hierarchy to classify and disclose all assets and liabilities measured at fair value on a recurring basis, as well as assets and liabilities measured at fair value on a non-recurring basis, in periods subsequent to their initial measurement. The hierarchy requires the Company to use observable inputs when available, and to minimize the use of unobservable inputs when determining fair value. If a financial instrument uses inputs that fall in different levels of the hierarchy, the instrument will be categorized based upon the lowest level of input that is significant to the fair value calculation. The three-tiers are defined as follows:

●	Level 1. Observable inputs based on unadjusted quoted prices in active markets for identical assets or liabilities;

●	Level 2. Inputs, other than quoted prices in active markets, that are observable either directly or indirectly; and

●	Level 3. Unobservable inputs for which there is little or no market data requiring the Company to develop its own assumptions.

The carrying amounts of cash and cash equivalents, short term deposits, trade receivables and trade payables approximate their fair value due to the short-term maturity of such instruments.

Basic and Diluted Net Loss Per Share

r.	Basic and Diluted Net Loss Per Share:

Basic net loss per share is computed by dividing the net loss by the weighted-average number of shares of ordinary shares outstanding during the period.

Diluted net loss per share is computed by giving effect to all potential shares of ordinary shares, including stock options, convertible preferred share warrants, to the extent dilutive, all in accordance with ASC No. 260, “Earning Per Share”.

The following table sets forth the computation of the Company’s basic and diluted net loss per ordinary share (in thousands, except share and per share data):

	Year ended December 31
	2018	2017	2016
Net loss	$(21,675)	$(24,717)	$(32,503)

Net loss attributable to ordinary shares	(21,675)	(24,717)	(32,503)
Shares used in computing net loss per ordinary shares, basic and diluted	36,812,476	20,214,895	13,178,107

Net loss per ordinary share, basic and diluted	$(0.59)	$(1.22)	$(2.47)

Basic and diluted net loss per share was the same for each period presented as the inclusion of all potential shares of ordinary shares outstanding would have been anti-dilutive.

Contingent liabilities

s.	Contingent liabilities

The Company accounts for its contingent liabilities in accordance with ASC No. 450, “Contingencies”. A provision is recorded when it is both probable that a liability has been incurred and the amount of the loss can be reasonably estimated.

With respect to legal matters, provisions are reviewed and adjusted to reflect the impact of negotiations, estimated settlements, legal rulings, advice of legal counsel and other information and events pertaining to a particular matter.

See note 7e for further information.

Government grants

t.	Government grants

Government grants received by the Company relating to categories of operating expenditures are credited to the consolidated statements of operations during the period in which the expenditure to which they relate is charged. Royalty and non-royalty-bearing grants from the Israel Innovation Authority, or the IIA, (formerly known as the Israeli Office of the Chief Scientist), from the Israel-U.S. Binational Industrial Research and Development Foundation (“BIRD”) and from the Israeli Fund for Promoting Overseas Marketing for funding certain approved research and development projects and sales and marketing activities are recognized at the time when the Company is entitled to such grants, on the basis of the related costs incurred, and are included as a deduction from research and development or sales and marketing expenses (see Note 7c).

The Company received royalty-bearing grants in the amount of $198 and $1,030 for the years ended December 31, 2018, 2017. No royalty-bearings grants were recorded for the year ended December 31, 2016, respectively, as part of the research and development expenses.

The Company recorded no royalty expenses for the years ended December 31, 2018, 2017 and 2016, respectively, as part of the cost of revenues.

New Accounting Pronouncements
b.	New Accounting Pronouncements

Recently Implemented Accounting Pronouncements

In February 2016, the FASB issued Accounting Standard Update, or ASU, No. 2016-02, Leases (Topic 842), to enhance the transparency and comparability of financial reporting related to leasing arrangements. The Company adopted the standard effective January 1, 2019. At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present. Operating lease liabilities and their corresponding right-of-use assets are recorded based on the present value of lease payments over the expected lease term. The interest rate implicit in lease contracts is typically not readily determinable. As such, the Company utilizes its incremental borrowing rate, which is the rate incurred to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment.

Prior to our adoption of ASU 2016-02, when our lease agreements contained rent payment relief and rent escalation clauses, we recorded a deferred rent asset or liability equal to the difference between the rent expense and the future minimum lease payments due. Operating leases are recognized on the balance sheet as right-of-use assets, current maturities of operating leases and noncurrent operating lease liabilities.

The Company used the modified retrospective transition method, under which we applied the standard as a cumulative effect adjustment to each lease that had commenced as of the beginning of January 1, 2019 and did not apply the standard to comparative historical periods. In addition, the Company elected to apply the package of practical expedients permitted under the transition guidance, which among other things, allowed the Company to carry forward the historical lease classification. The Company has elected, as of the adoption date, not to reassess whether expired or existing contracts contain leases under the new definition of a lease, not to reassess the lease classification for expired or existing leases, and not to reassess whether previously capitalized initial direct costs would qualify for capitalization under ASC 842.

Leases with an initial term of 12 months or less are not recorded on the balance sheet. The Company recognizes the lease expense for such leases on a straight-line basis in the statement of operations over the lease term. As a result, the Company no longer recognizes deferred rent on the balance sheet.

Upon adoption of this standard on January 1, 2019, the Company recorded right–of–use assets and corresponding lease liabilities of $2,099 and $2,249, respectively. As of September 30, 2019, the right–of–use assets and corresponding lease liabilities in the Company's condensed consolidated balance sheets were $1,764 and $1,905, respectively. The adoption of this standard did not have a material impact on the Company's condensed consolidated statements of operations or cash flows. See also note 5b - Lease commitment.

Recent Accounting Pronouncements Not Yet Adopted

In June 2016, the FASB issued ASU No. 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments and subsequent amendments to the initial guidance under ASU 2018-19, ASU 2019-04 and ASU 2019-05, which amends the current approach to estimate credit losses on certain financial assets, including trade and other receivables. Generally, this amendment requires entities to establish a valuation allowance for the expected lifetime losses of these certain financial assets. Upon the initial recognition of such assets, which will be based on, among other things, historical information, current conditions, and reasonable supportable forecasts. Subsequent changes in the valuation allowance are recorded in current earnings and reversal of previous losses are permitted. Currently, U.S. GAAP requires entities to write down credit losses only when losses are probable and loss reversals are not permitted. The update is effective for the Company in the first quarter of 2020. Early adoption is permitted. The Company is currently evaluating the impact the adoption of this standard will have on its consolidated financial statements and related disclosures.

u.	New Accounting Pronouncements

Recently Implemented Accounting Pronouncements

i.	Revenues

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”), which provides a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and will supersede most current revenue recognition guidance, including industry-specific guidance. The core principle is that an entity will recognize revenue to depict the transfer of goods or services to customers in an amount that reflects the consideration that the company expects to receive for those goods or services. The standard provides a five-step model to be applied to all contracts with customers, which steps are to (1) identify the contract(s) with the customer, (2) identify the performance obligations in the contract, (3) determine the transaction price, (4) allocate the transaction price to the performance obligations in the contract and (5) recognize revenue when each performance obligation is satisfied.

The Company adopted ASU 2014-09 as of the January 1, 2018 using the modified retrospective transition method with a cumulative-effect adjustment to equity. The adoption of this new standard may result in a change in the timing of revenue recognition related to certain of the company’s contracts. The most significant impact of the new standard relates to the way the Company accounts for cash-basis transactions, which will no longer be applicable under the new standard.

The Company has implemented new processes and internal controls to enable the preparation of financial information on adoption. The adoption did not have a significant impact to the company’s net income. The cumulative impact to the company’s accumulated deficit as of January 1, 2018 is a reduction of $23 thousand, reflecting the accounting changes related to certain contracts made upon adoption of this new standard.

The adoption of ASU 2014-09 has also resulted in additional disclosures around nature and timing of the Company’s performance obligations, deferred revenue contract liabilities, deferred contract cost assets, as well as significant judgments and practical expedients used by the Company in applying the five-step revenue model.

ii.	Share Based Compensation:

On May 10, 2017, the FASB issued ASU 2017-09, “Compensation - Stock Compensation (Topic 718), Scope of Modification Accounting.” This ASU clarifies when changes to the terms or conditions of a share-based payment award must be accounted for as modifications. Entities will apply the modification accounting guidance if the value, vesting conditions or classification of the award changes. They will have to make all of the disclosures about modifications that are required today, in addition to disclosing that compensation expense has not changed, to the extent applicable. The ASU also clarifies that a modification to an award could be significant and therefore require disclosure, even if modification accounting is not required. The Company adopted ASU 2017-09 on January 1, 2018 and it did not have an impact on its accounting and disclosures.

iii.	Cash Flow:

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments.” The standard addresses several matters of diversity in practice in how certain cash receipts and cash payments are presented and classified in the statement of cash flows including the presentation of debt extinguishment costs and distributions received from equity method investments. The standard is effective for fiscal years beginning after December 15, 2017, including interim periods and allows for retrospective adoption with early adoption permitted. The Company adopted ASU 2016-15 on January 1, 2018 and it did not have a material impact on its accounting and disclosures.

On November 17, 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows (Topic 230): Restricted Cash (a consensus of the FASB Emerging Issues Task Force).” This ASU requires the statement of cash flows to explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents are to be included with cash and cash equivalents when reconciling the beginning of period and end of period amounts shown on the statement of cash flows. The Company adopted ASU 2016-18 on January 1, 2018 and it did not have a material impact on its accounting and disclosures.

Recent Accounting Pronouncements Not Yet Adopted

i.	Leases:

On February 25, 2016, the FASB issued ASU No. 2016-02, Leases (Topic 842). ASU 2016-02 supersedes existing lease guidance, including ASC 840 - Leases. Among other things, ASU 2016-02 requires recognition of a right-of-use asset and liability for future lease payments for contracts that meet the definition of a lease and requires disclosure of certain information about leasing arrangements. ASU 2016-02 will be effective January 1, 2019, although early adoption is permitted. On July 30, 2018, the FASB issued ASU No. 2018-11, Leases (Topic 842): Targeted Improvements, which, among other things, allows companies to elect an optional transition method to apply the new lease standard through a cumulative-effect adjustment in the period of adoption. We adopted the standard on January 1, 2019 using the optional transition method. The company has made substantial progress in executing our implementation plan. We have revised our controls and processes to address the lease standard. We are electing the practical expedients approach, which, among other things, allows us to carry forward our prior lease classifications under ASC 840. However, we are not electing to adopt the hindsight practical expedient and are therefore maintaining the lease terms we previously determined under ASC 840.

The Company determine if an arrangement is a lease at inception. Operating leases are included in operating lease right-of-use (“ROU”) assets, other current liabilities, and operating lease liabilities in our consolidated balance sheets. ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. Since our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

The Company utilized a valuation specialist to determine the incremental borrowing rate as of December 31, 2018.

Adoption of the standard is expected to have an impact of approximately $2.1 million on our consolidated balance sheets for the addition of lease assets and liabilities related to operating leases.

ASU 2016-02 also requires expanded disclosure regarding the amounts, timing and uncertainties of cash flows related to a company’s lease portfolio. We are evaluating these disclosure requirements and are incorporating the collection of relevant data into our processes in preparation for disclosure in 2019. We do not expect ASU 2016-02 to have a material impact on our annual results of operations and/or cash flows.